SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-50584

Date of Report: February 13, 2007

LEISURE DIRECT, INC.

(Exact name of registrant as specified in its charter)

Nevada	98-0335555
(State of Other Jurisdiction of Incorporation or organization)	(I.R.S.Employer Identification No.)

1070 Commerce Drive, Building II, Ste. 303, Perrysburg, OH	43551
(Address of principal executive offices)	Zip Code

(419) 873-1111

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02           UNREGISTERED SALE OF EQUITY SECURITIES

On February 13, 2007 Leisure Direct issued 1,464,300 shares of its common stock to Phoenix Associates Land Syndicate.  The shares were issued in full satisfaction of a debt in the amount of $131,787 owed by Olympic Manufacturing Company, a subsidiary of Leisure Direct, to Phoenix Associates Land Syndicate.  The sale was exempt pursuant to Section 4(2) of the Securities Act since the sale was not made in a public offering, the purchaser had access to detailed information about Leisure Direct, and the purchaser was acquiring the shares for its own accounts.  There were no underwriters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEISURE DIRECT, INC.

Date:  February 15, 2007

By: /s/ John Ayling

John Ayling

Chief Executive Officer